Business acquisitions and dispositions	12 Months Ended
Dec. 31, 2019
Business Combinations1 [Abstract]
Business acquisitions and dispositions

Note 34	Business acquisitions and dispositions
2018

Acquisition of Axia NetMedia Corporation (Axia)
On August 31, 2018, BCE completed the acquisition of all of the issued and outstanding common shares of Axia for a total cash consideration of $154 million.
Axia provides broadband network services to commercial and government accounts throughout the province of Alberta. The acquisition of Axia expands BCE's broadband operations in Alberta and will add approximately 10,000 kilometres of fibre capacity to our footprint.
Axia is included in our Bell Wireline segment in our consolidated financial statements.
The following table summarizes the fair value of the consideration paid and the fair value assigned to each major class of assets and liabilities.

TOTAL
Cash consideration	154
Total cost to be allocated	154
Trade and other receivables	5
Other non-cash working capital	(13)
Property, plant and equipment	64
Finite-life intangible assets	20
Other non-current liabilities	(5)
71
Cash and cash equivalents	3
Fair value of net assets acquired	74
Goodwill (1)	80
(1) Goodwill arises principally from expected synergies and is not deductible for tax purposes. Goodwill arising from the transaction was allocated to our Bell Wireline group of CGUs.

The transaction did not have a significant impact on our consolidated operating revenues and net earnings for the year ended December 31, 2018.

Acquisition of AlarmForce
On January 5, 2018, BCE acquired all of the issued and outstanding shares of AlarmForce for a total consideration of $182 million, of which $181 million was paid in cash and the remaining $1 million through the issuance of 22,531 BCE common shares.
Subsequent to the acquisition of AlarmForce, on January 5, 2018, BCE sold AlarmForce's approximate 39,000 customer accounts in British Columbia, Alberta and Saskatchewan to Telus for total proceeds of approximately $68 million.
AlarmForce provides security alarm monitoring, personal emergency response monitoring, video surveillance and related services to residential and commercial subscribers. The acquisition of AlarmForce supports our strategic expansion in the Smart Home marketplace.
AlarmForce is included in our Bell Wireline segment in our consolidated financial statements.
The following table summarizes the fair value of the consideration paid and the fair value assigned to each major class of assets and liabilities.

TOTAL
Cash consideration	181
Issuance of 22,531 BCE common shares (1)	1
Total cost to be allocated	182
Assets held for sale (2)	68
Other non-cash working capital	(5)
Property, plant and equipment	8
Finite-life intangible assets (3)	34
Indefinite-life intangible assets	1
Other non-current assets	1
Deferred tax liabilities	(7)
100
Cash and cash equivalents	4
Fair value of net assets acquired	104
Goodwill (4)	78
(1) Recorded at fair value based on the market price of BCE common shares on the acquisition date.
(2) Consists mainly of customer relationships recorded at fair value less costs to sell.
(3) Consists mainly of customer relationships.
(4) Goodwill arises principally from expected synergies and future growth and is not deductible for tax purposes. Goodwill arising from the transaction was allocated to our Bell Wireline group of CGUs.

For the year ended December 31, 2018, operating revenues of $43 million from AlarmForce are included in the consolidated income statements from the date of acquisition. The transaction did not have a significant impact on our consolidated net earnings for the year ended December 31, 2018. These amounts reflect the amortization of certain elements of the purchase price allocation and related tax adjustments.